EXHIBIT 10.10

                                  OPTION FORM

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                                 T-REX OIL, INC.

               NON-STATUTORY NON QUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT, is effective as of ___________, 20__ by and between T-Rex Oil, Inc., a Colorado corporation (the "COMPANY"), and ________________ (the "OPTIONEE"):

     WHEREAS, the Company has determined to grant stock options to Optionee in connection with the services for the current year to the Company, in ACCORDANCE with Company's Non-Qualified Stock Option Plan the ("PLAN"); and

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and other good and valuable consideration, the parties hereto hereby agree as follows:

     1. GRANT OF OPTION. Subject to the terms and conditions of the Plan and this Agreement, the Company hereby grants to the Optionee the right (the "OPTION") to purchase all or any part of an aggregate of _____________________ Shares of Common Stock of the Company, par value $.001 per share ("COMMON STOCK").

     2. EXERCISE PRICE. The price of each share of Common Stock purchased pursuant to this Option shall be $_______ per share.

     3. MANNER OF EXERCISE. (a) The Optionee may exercise the Option (to the extent it is then exercisable), in whole or in part, with respect to any whole number of shares of Common Stock subject to the Option. The Optionee shall exercise the Option by giving the Company written notice, in a form prescribed by the Company. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment, in cash or certified check or by official bank check, of an amount equal to the Option exercise price of such shares multiplied by the number of shares as to which the Option is being exercised. (b) The Company may also permit a "cashless" exercise of the Option. Optionee shall have the right to request a one-time cashless exercise right of this Option up to the amount then vested at the time of such requested cashless exercise request. The Board of the Company shall have discretion to declare the market price applicable to any cashless exercise price, but in any event such price shall not be lower than either the average bid/ask price over the preceding ten (10) trading days if the Company's common stock is trading on a nationally recognized securities exchange.

     4. DELIVERY OF STOCK CERTIFICATE. As soon as practicable after receipt of the notice and/or payment referred to in Section 4 above, the Company shall deliver to the Optionee a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period of time as the Company may require for compliance with any law, rule or regulation applicable to the issuance or transfer of shares. The certificate or certificates representing the shares as to which the Option has been exercised shall bear an appropriate legend setting forth any restrictions applicable to such shares.

     5. ASSURANCES. Prior to or concurrently with delivery by the Company to the Optionee of a certificate(s) representing such shares, the Optionee shall, if the shares are not then registered under the Securities Act of 1933, give assurance satisfactory to the Company that such shares are being purchased for investment (unless such assurance is not necessary, as determined by the Company) and not with a view to the distribution thereof other than in compliance with the registration provisions of the Securities Act of 1933 or any

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exemption  therefrom,  and the Optionee shall give such other assurance and take such other action as the Company shall require to secure compliance with any law, rule or regulation applicable to the issuance of shares.

     6. PIGGYBACK REGISTRATION RIGHTS. Whenever the Company proposes to register any shares of its Common Stock under the Securities Act of 1933 ( the "Securities Act") ( other than a registration effected solely to implement an employee benefit plan), whether for its own account or for the account of one or more stockholders of the Company, the Company shall give prompt written notice to the Option Holder of its intention to file such a registration statement, and shall include in such a registration statement all underlying shares of Common Stock with respect to which may be exercised under this Agreement.

     7. EXPIRATION OF OPTION. The Option and all rights of the Optionee to purchase shares of Common Stock hereunder shall expire on the ___ anniversary of the Date of Grant (the "Expiration Date").

     8. NOTICE. All notices, request, demands, waivers and communications required or permitted to be given hereunder shall be in writing and shall be delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile, as follows:

          (a) If to Company, to it at:

          T-Rex Oil, Inc.
          520 Zang Street
          Broomfield, CO 80021

          If to Optionee, to him at:


or to such other address as either party hereto shall specify by notice in writing to the other party in accordance with this Section. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date when given unless mailed, in which case on the third business day after the mailing.

     9.ADJUSTMENT. The number of shares of Common Stock subject to the Option and the price per share thereof shall be subject to adjustment, as set forth in the Plan. The Company shall not be required to adjust the number of shares of Common Stock subject to the Option or the price per share thereof for any reason not specifically enumerated in the Plan.

     10. NO STOCKHOLDER RIGHTS. The Optionee shall have no rights as a stockholder with respect to shares of Common Stock subject to the Option until payment for such shares shall have been made in full and until the date of the issuance of stock certificates for such shares.

     11. NO EMPLOYMENT RIGHTS. Nothing herein contained shall restrict in any way the right of the Company or a Company subsidiary or affiliate, to terminate the Optionee's employment or engagement with the Company at any time, with or without cause, subject to the terms of any written or verbal agreement between the Company and Optionee then in effect.

     12. OPTION SUBJECT TO PLAN. The Option has been granted pursuant to the Plan. This Agreement is in all respects subject to the terms and conditions of said Plan. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control. The Optionee acknowledged that he/she/it has received a copy of the Plan.

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     13. NONTRANSFERABILITY.  The Option is not transferable, other than by will or the laws of descent and distribution, and may be exercised, during the lifetime of the Optionee only by the Optionee, or the Optionee's guardian or legal representative. The term "Optionee" shall include any person having rights to exercise the Option under the Plan. In the event of any attempt by the Optionee to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

     14. RIGHT OF FIRST REFUSAL. In the event Optionee proposes to sell, pledge or otherwise transfer to a third party any shares acquired under this Agreement, or any interest in such shares, the Company shall have the right of first refusal with respect to such shares.

     15. LOCK-UP AGREEMENT. The Optionee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, this Option and the shares of Common Stock subject to the Option may not be sold, offered for sale or similar financial effect or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the Registration Statement filed in connection with such offering, or such longer period of time as the Company's Board of Directors may determine if all of the Company's directors and officers agree to be similarly bound. The Optionee further agrees to sign such further documents which the Optionee is requested to sign to give this Section effect. The lock-up agreement established pursuant to this Section 15 shall have perpetual duration.

     16. CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado.

                            [SIGNATURE PAGE FOLLOWS]


























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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the __________ day of ____________, 20__.





T-REX OIL, INC.


By:
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Name: Donald Walford
Title:  President  CEO



OPTIONEE



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Name:

















            [Signature Page to Non-Statutory Stock Option Agreement]











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